Goodwill and Other Intangible Assets	12 Months Ended
Dec. 31, 2010
Goodwill and Other Intangible Assets [Abstract]
Goodwill and other intangible assets
Note 17 – Goodwill and other intangible assets
Goodwill and other intangible assets consist of the following.

December 31, (in millions)	2010	2009	2008

Goodwill	$48,854	$48,357	$48,027
Mortgage servicing rights	13,649	15,531	9,403

Other intangible assets
Purchased credit card relationships	$897	$1,246	$1,649
Other credit card–related intangibles	593	691	743
Core deposit intangibles	879	1,207	1,597
Other intangibles	1,670	1,477	1,592

Total other intangible assets	$4,039	$4,621	$5,581

Goodwill
Goodwill is recorded upon completion of a business combination as the difference between the purchase price and the fair value of the net assets acquired. Subsequent to initial recognition, goodwill is not amortized but is tested for impairment during the fourth quarter of each fiscal year, or more often if events or circumstances, such as adverse changes in the business climate, indicate there may be impairment.
The goodwill associated with each business combination is allocated to the related reporting units, which are determined based on how the Firm’s businesses are managed and how they are reviewed by the Firm’s Operating Committee. The following table presents goodwill attributed to the business segments.

December 31, (in millions)	2010	2009	2008

Investment Bank	$5,278	$4,959	$4,765
Retail Financial Services	16,496	16,514	16,210
Card Services & Auto	14,522	14,451	14,607
Commercial Banking	2,866	2,868	2,870
Treasury & Securities Services	1,680	1,667	1,633
Asset Management	7,635	7,521	7,565
Corporate/Private Equity	377	377	377

Total goodwill	$48,854	$48,357	$48,027

The following table presents changes in the carrying amount of goodwill.

Year ended December 31, (in millions)	2010	2009	2008

Beginning balance at January 1,(a):	$48,357	$48,027	$45,270
Changes from:
Business combinations	556	271	2,481
Dispositions	(19)	—	(38)
Other(b)	(40)	59	314

Balance at December 31,(a)	$48,854	$48,357	$48,027

(a)	Reflects gross goodwill balances as the Firm has not recognized any impairment losses to date.

(b)	Includes foreign currency translation adjustments and other tax-related adjustments.
The increase in goodwill during 2010 was largely due to the acquisition of the RBS Sempra Commodities business in IB, and the purchase of a majority interest in Gávea Investimentos, a leading alternative asset management company in Brazil, by AM. The increase in goodwill during 2009 was primarily due to final purchase accounting adjustments related to the Bear Stearns merger and the acquisition of a commodities business (each primarily allocated to IB), and foreign currency translation adjustments related to the Firm’s credit card business, partially offset by accounting adjustments associated with the Bear Stearns and Bank One mergers. The increase in goodwill during 2008 was primarily due to the dissolution of the Chase Paymentech Solutions joint venture (allocated to Card), the merger with Bear Stearns, the purchase of an additional equity interest in Highbridge and tax-related purchase accounting adjustments associated with the Bank One merger (which were primarily attributed to IB).
Impairment Testing
Goodwill was not impaired at December 31, 2010 or 2009, nor was any goodwill written off due to impairment during 2010, 2009 or 2008.
The goodwill impairment test is performed in two steps. In the first step, the current fair value of each reporting unit is compared with its carrying value, including goodwill. If the fair value is in excess of the carrying value (including goodwill), then the reporting unit’s goodwill is considered not to be impaired. If the fair value is less than the carrying value (including goodwill), then a second step is performed. In the second step, the implied current fair value of the reporting unit’s goodwill is determined by comparing the fair value of the reporting unit (as determined in step one) to the fair value of the net assets of the reporting unit, as if the reporting unit were being acquired in a business combination. The resulting implied current fair value of goodwill is then compared with the carrying value of the reporting unit’s goodwill. If the carrying value of the goodwill exceeds its implied current fair value, then an impairment charge is recognized for the excess. If the carrying value of goodwill is less than its implied current fair value, then no goodwill impairment is recognized.
The primary method the Firm uses to estimate the fair value of its reporting units is the income approach. The models project cash flows for the forecast period and use the perpetuity growth method to calculate terminal values. These cash flows and terminal values are then discounted using an appropriate discount rate. Projections of cash flows are based on the reporting units’ earnings forecasts, which include the estimated effects of regulatory and legislative changes (including, but not limited to the Dodd-Frank Act, the CARD Act, and limitations on non-sufficient funds and overdraft fees). These forecasts are also reviewed with the Operating Committee of the Firm. The Firm’s cost of equity is determined using the Capital Asset Pricing Model, which is consistent with methodologies and assumptions the Firm uses when advising clients in third party transactions. The discount rate used for each reporting unit represents an estimate of the cost of equity capital for that reporting unit and is determined based on the Firm’s overall cost of equity, as adjusted for the risk characteristics specific to each reporting unit (for example, for higher levels of risk or uncertainty associated with the business or management’s forecasts and assumptions). To assess the reasonableness of the discount rates used for each reporting unit, management compares the discount rate to the estimated cost of equity for publicly traded institutions with similar businesses and risk characteristics. In addition, the weighted average cost of equity (aggregating the various reporting units) is compared with the Firms’ overall cost of equity to ensure reasonableness.
The valuations derived from the discounted cash flow models are then compared with market-based trading and transaction multiples for relevant competitors. Precise conclusions generally can not be drawn from these comparisons due to the differences that naturally exist between the Firm’s businesses and competitor institutions. However, trading and transaction comparables are used as general indicators to assess the general reasonableness of the estimated fair values. Management also takes into consideration a comparison between the aggregate fair value of the Firm’s reporting units and JPMorgan Chase’s market capitalization. In evaluating this comparison, management considers several factors, including (a) a control premium that would exist in a market transaction, (b) factors related to the level of execution risk that would exist at the firm-wide level that do not exist at the reporting unit level and (c) short-term market volatility and other factors that do not directly affect the value of individual reporting units.
While no impairment of goodwill was recognized during 2010, the Firm’s consumer lending businesses in RFS and Card remain at elevated risk of goodwill impairment due to their exposure to U.S. consumer credit risk and the effects of regulatory and legislative changes. The valuation of these businesses is particularly dependent upon economic conditions (including new unemployment claims and home prices), and regulatory and legislative changes that may affect consumer credit card use. The assumptions used in the discounted cash flow model were determined using management’s best estimates. The cost of equity reflected the related risk and uncertainty, and was evaluated in comparison to relevant market peers. Deterioration in these assumptions could cause the estimated fair values of these reporting units and their associated goodwill to decline, which may result in a material impairment charge to earnings in a future period related to some portion of the associated goodwill.
Mortgage servicing rights
Mortgage servicing rights represent the fair value of future cash flows for performing specified mortgage servicing activities (predominantly with respect to residential mortgage) for others. MSRs are either purchased from third parties or retained upon sale or securitization of mortgage loans. Servicing activities include collecting principal, interest, and escrow payments from borrowers; making tax and insurance payments on behalf of borrowers; monitoring delinquencies and executing foreclosure proceedings; and accounting for and remitting principal and interest payments to the investors of the mortgage-backed securities.
JPMorgan Chase made the determination to treat its MSRs as one class of servicing assets based on the availability of market inputs used to measure its MSR asset at fair value and its treatment of MSRs as one aggregate pool for risk management purposes. As permitted by U.S. GAAP, the Firm elected to account for this one class of servicing assets at fair value. The Firm estimates the fair value of MSRs using an option-adjusted spread model (“OAS”), which projects MSR cash flows over multiple interest rate scenarios in conjunction with the Firm’s prepayment model, and then discounts these cash flows at risk-adjusted rates. The model considers portfolio characteristics, contractually specified servicing fees, prepayment assumptions, delinquency rates, late charges, other ancillary revenue and costs to service, and other economic factors. The Firm reassesses and periodically adjusts the underlying inputs and assumptions used in the OAS model to reflect market conditions and assumptions that a market participant would consider in valuing the MSR asset. During 2010 and 2009, the Firm continued to refine its proprietary prepayment model based on a number of market-related factors, including a downward trend in home prices, general tightening of credit underwriting standards and the associated impact on refinancing activity. The Firm compares fair value estimates and assumptions to observable market data where available, and to recent market activity and actual portfolio experience.
The fair value of MSRs is sensitive to changes in interest rates, including their effect on prepayment speeds. JPMorgan Chase uses combinations of derivatives and securities to manage changes in the fair value of MSRs. The intent is to offset any changes in the fair value of MSRs with changes in the fair value of the related risk management instruments. MSRs decrease in value when interest rates decline. Conversely, securities (such as mortgage-backed securities), principal-only certificates and certain derivatives (when the Firm receives fixed-rate interest payments) increase in value when interest rates decline.
The following table summarizes MSR activity for the years ended December 31, 2010, 2009 and 2008.

Year ended December 31,
(in millions, except where otherwise noted)	2010	2009	2008

Fair value at beginning of period	$15,531	$9,403	$8,632
MSR activity
Originations of MSRs	3,153	3,615	3,061
Purchase of MSRs	26	2	6,755 (f)
Disposition of MSRs	(407)	(10)	–

Total net additions	2,772	3,607	9,816
Change in valuation due to inputs and assumptions(a)	(2,268)	5,807	(6,933)
Other changes in fair value(b)	(2,386)	(3,286)	(2,112)

Total change in fair value of MSRs(c)	(4,654)	2,521	(9,045)

Fair value at December 31(d)	$13,649	$15,531	$9,403

Change in unrealized gains/ (losses) included in income related to MSRs held at December 31	$(2,268)	$5,807	$(6,933)

Contractual service fees, late fees and other ancillary fees included in income	$4,484	$4,818	$3,353

Third-party mortgage loans serviced at December 31 (in billions)	$976	$1,091	$1,185

Servicer advances, net at December 31 (in billions)(e)	$9.9	$7.7	$5.2

(a)	Represents MSR asset fair value adjustments due to changes in inputs, such as interest rates and volatility, as well as updates to assumptions used in the valuation model. “Total realized/unrealized gains/(losses)” columns in the Changes in level 3 recurring fair value measurements tables in Note 3 on pages 170–187 of this Annual Report include these amounts.

(b)	Includes changes in MSR value due to modeled servicing portfolio runoff (or time decay). “Purchases, issuances, settlements, net” columns in the Changes in level 3 recurring fair value measurements tables in Note 3 on pages 170–187 of this Annual Report include these amounts.

(c)	Includes changes related to commercial real estate of $(1) million, $(4) million and $(4) million for the years ended December 31, 2010, 2009 and 2008, respectively.

(d)	Includes $40 million, $41 million and $55 million related to commercial real estate at December 31, 2010, 2009 and 2008, respectively.

(e)	Represents amounts the Firm pays as the servicer (e.g., scheduled principal and interest to a trust, taxes and insurance), which will generally be reimbursed within a short period of time after the advance from future cash flows from the trust or the underlying loans. The Firm’s credit risk associated with these advances is minimal because reimbursement of the advances is senior to all cash payments to investors. In addition, the Firm maintains the right to stop payment if the collateral is insufficient to cover the advance.

(f)	Includes MSRs acquired as a result of the Washington Mutual transaction (of which $59 million related to commercial real estate) and the Bear Stearns merger. For further discussion, see Note 2 on pages 166–170 of this Annual Report.
The following table presents the components of mortgage fees and related income (including the impact of MSR risk management activities) for the years ended December 31, 2010, 2009 and 2008.

Year ended December 31,
(in millions)	2010	2009	2008

RFS mortgage fees and related income
Net production revenue:
Production revenue	$3,440	$2,115	$1,150
Repurchase losses	(2,912)	(1,612)	(252)

Net production revenue	$528	$503	$898

Net mortgage servicing revenue
Operating revenue:
Loan servicing revenue	4,575	4,942	3,258
Other changes in MSR asset fair value(a)	(2,384)	(3,279)	(2,052)

Total operating revenue	2,191	1,663	1,206

Risk management:
Changes in MSR asset fair value due to inputs or assumptions in model(b)	(2,268)	5,804	(6,849)
Derivative valuation adjust- ments and other	3,404	(4,176)	8,366

Total risk management	1,136	1,628	1,517

Total RFS net mortgage servicing revenue	3,327	3,291	2,723

All other(c)	15	(116)	(154)

Mortgage fees and related income	$3,870	$3,678	$3,467

(a)	Includes changes in the MSR value due to modeled servicing portfolio runoff (or time decay). “Purchases, issuances, settlements, net” columns in the Changes in level 3 recurring fair value measurements tables in Note 3 on pages 170–187 of this Annual Report include these amounts.

(b)	Represents MSR asset fair value adjustments due to changes in inputs, such as interest rates and volatility, as well as updates to assumptions used in the valuation model. “Total realized/unrealized gains/(losses)” columns in the Changes in level 3 recurring fair value measurements tables in Note 3 on pages 170–187 of this Annual Report include these amounts.

(c)	Primarily represents risk management activities performed by the Chief Investment Office (“CIO”) in the Corporate sector.
The table below outlines the key economic assumptions used to determine the fair value of the Firm’s MSRs at December 31, 2010 and 2009; and it outlines the sensitivities of those fair values to immediate adverse changes in those assumptions, as defined below.

Year ended December 31,
(in millions, except rates)	2010	2009

Weighted-average prepayment speed assumption (CPR)	11.29%	11.37%
Impact on fair value of 10% adverse change	$(809)	$(896)
Impact on fair value of 20% adverse change	(1,568)	(1,731)

Weighted-average option adjusted spread	3.94%	4.63%
Impact on fair value of 100 basis points adverse change	$(578)	$(641)
Impact on fair value of 200 basis points adverse change	(1,109)	(1,232)

CPR:	Constant prepayment rate.
The sensitivity analysis in the preceding table is hypothetical and should be used with caution. Changes in fair value based on variation in assumptions generally cannot be easily extrapolated, because the relationship of the change in the assumptions to the change in fair value may not be linear. Also, in this table, the effect that a change in a particular assumption may have on the fair value is calculated without changing any other assumption. In reality, changes in one factor may result in changes in another, which might magnify or counteract the sensitivities.
Other intangible assets
Other intangible assets are recorded at their fair value upon completion of a business combination or certain other transactions, and generally represent the value of customer relationships or arrangements. Subsequently, the Firm’s intangible assets with finite lives, including core deposit intangibles, purchased credit card relationships, and other intangible assets, are amortized over their useful lives in a manner that best reflects the economic benefits of the intangible asset. The decrease in other intangible assets during 2010 was predominantly due to amortization, partially offset by an increase resulting from the aforementioned Gávea Investimentos transaction.
The components of credit card relationships, core deposits and other intangible assets were as follows.

	2010			2009
			Net			Net
	Gross	Accumulated	carrying	Gross	Accumulated	carrying
December 31, (in millions)	amount	amortization	value	amount	amortization	value

Purchased credit card relationships	$5,789	$4,892	$897	$5,783	$4,537	$1,246
Other credit card–related intangibles	907	314	593	894	203	691
Core deposit intangibles	4,280	3,401	879	4,280	3,073	1,207
Other intangibles	2,515	845	1,670	2,200	723	1,477

Amortization expense
Intangible assets of approximately $600 million, consisting primarily of asset management advisory contracts, were determined to have an indefinite life and are not amortized.
The following table presents amortization expense related to credit card relationships, core deposits and all other intangible assets.

Year ended December 31, (in millions)	2010	2009	2008

Purchased credit card relationships	$355	$421	$625
All other intangibles:
Other credit card–related intangibles	111	94	33
Core deposit intangibles	328	390	469
Other intangibles	142	145	136

Total amortization expense	$936	$1,050	$1,263

Future amortization expense
The following table presents estimated future amortization expense related to credit card relationships, core deposits and all other intangible assets at December 31, 2010.

		Other credit
	Purchased credit	card-related	Core deposit	All other
Year ended December 31, (in millions)	card relationships	intangibles	intangibles	intangible assets	Total

2011	$294	$103	$284	$116	$797
2012	254	106	240	111	711
2013	213	103	195	108	619
2014	109	102	100	94	405
2015	23	95	25	76	219

Impairment testing
The Firm’s intangible assets are tested for impairment if events or changes in circumstances indicate that the asset might be impaired, and, for intangible assets with indefinite lives, on an annual basis.
The impairment test for a finite-lived intangible asset compares the undiscounted cash flows associated with the use or disposition of the intangible asset to its carrying value. If the sum of the undiscounted cash flows exceeds its carrying value, then no impairment charge is recorded. If the sum of the undiscounted cash flows is less than its carrying value, then an impairment charge is recognized to the extent the carrying amount of the asset exceeds its fair value.
The impairment test for indefinite-lived intangible assets compares the fair value of the intangible asset to its carrying amount. If the carrying value exceeds the fair value, then an impairment charge is recognized for the difference.